UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

______________________

Date of Report (Date of earliest event reported):                 April 7, 2006

eCollege.com

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28393 (Commission File Number)	84-1351729 (I.R.S. Employer Identification No.)

One N. LaSalle Street, Suite 1800, Chicago, Illinois 60602

(Address of principal executive offices)

Registrant's telephone number, including area code: (312) 706-1710

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

In the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2006, the Company reported that it is a defendant in a lawsuit filed in the United States District Court for the District of Utah and captioned Arthur Benjamin, Inc. vs. Datamark, Inc., and that the Company had filed a motion to dismiss or stay the litigation and compel arbitration. On April 5, 2006, following briefings and oral arguments by the parties, the Court issued an order granting the Company’s motion to stay the litigation pending arbitration, denying the alternative motion to dismiss and granting the motion to compel arbitration, finding that the claims asserted by the parties should be arbitrated in accordance with the arbitration clause contained in Mr. Benjamin’s employment agreement with Datamark.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2006

eCollege.com
By: /s/ Oakleigh Thorne Oakleigh Thorne, Chief Executive Officer